United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 29, 2006


                         Digital Imaging Resources Inc.
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             (Exact name of registrant as specified in its charter)


 Delaware                            0-10176                        22-2306487
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(State or other jurisdiction       (Commission                   (IRS Employer
 of incorporation)                 File Number)              Identification No.)


                355 Madison Avenue, Morristown, New Jersey 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

             Section 5 - Corporate Governance and Management.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On December 29, 2006, Theodore M. Swartwood resigned as a Director of the Company and each of its subsidiaries.

         On January 12, 2007, Joseph R. Bellantoni was elected a Director and President and Chief Financial Officer of the Company. Mr. Bellantoni previously joined the Company as a Director and Treasurer in April, 1995. Mr. Bellantoni remained a Director until November 8, 2004 and Chief Financial Officer until September 22, 2005. He devotes approximately 5% of his time to the Company. Mr. Bellantoni also is employed by North Jersey Management Services, Inc., a private company providing accounting and financial record-keeping services.



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

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Digital Imaging Resources Inc.


Dated:  January 31, 2007               By: /s/ JOSEPH R. BELLANTONI
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                                           Joseph R. Bellantoni, President


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